Exhibit 99.1

Universal American Corp. Announces Proposed $100 Million Private Offering of Convertible Senior Notes and Stock Repurchase

WHITE PLAINS, N.Y.— (BUSINESS WIRE) — June 21, 2016 — Universal American Corp. (NYSE: UAM) announced today its intention to offer up to $100 million principal amount of Convertible Senior Notes due 2021 through a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  Universal American expects to grant the initial purchaser of the notes a 30-day option to purchase up to an additional $15 million aggregate principal amount of the notes on the same terms and conditions.

The notes will be convertible, subject to certain conditions, into cash, shares of Universal American’s common stock or a combination of cash and shares of Universal American’s common stock, at Universal American’s option.  The interest rate, conversion rate and other terms of the notes will be determined by negotiations between Universal American and the initial purchasers of the notes.

Universal American plans to use the net proceeds from the offering of the notes, together with cash on hand, to repurchase common stock from certain of its significant stockholders and as a part of its stock repurchase program, each as described below.

Universal American also announced that it has entered into stock purchase agreements with affiliates of Perry Capital and Welsh, Carson, Anderson & Stowe (“WCAS”) whereby it has agreed to purchase at least 75% of the shares of the common stock held by these stockholders at a purchase price of $6.80 per share (the “Share Repurchase”).   Currently, affiliates of Perry Capital and WCAS hold 11,011,515 and 7,098,775 shares, respectively, of Universal American common stock.  In the event Universal American acquires less than 100% of the shares held by such shareholders, it will have a 35-day option to purchase any remaining shares held by such shareholders at the same price and terms.  Universal American’s obligation to purchase these shares is subject to the consummation of the convertible notes offering and certain customary conditions.  Richard C. Perry, Chief Executive Officer of Perry Corp. and Sean M. Traynor, General Partner at Welsh, Carson, Anderson & Stowe, have each agreed to resign from the Universal American Board of Directors upon closing of the Share Repurchase.

In addition, Universal American’s board of directors authorized a $40 million stock repurchase program to repurchase shares of our common stock (i) from purchasers of notes in this offering concurrently with the pricing of this offering in privately negotiated transactions effected through the initial purchaser or one of its affiliates and (ii) in open market, privately negotiated or other transactions after the pricing of the notes.

The Company expects the transaction to be accretive to future earnings.

This notice does not constitute an offer to sell or a solicitation of an offer to buy any security.  Any offers of the securities will be made only by means of a private offering circular.  The notes and Universal American common stock issuable upon the conversion of the notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from registration requirements.

About Universal American Corp.

Universal American (NYSE: UAM), through our family of healthcare companies, provides health benefits to people covered by Medicare and Medicaid. We are dedicated to working collaboratively with healthcare professionals, especially primary care physicians, in order to improve the health and well-being of those we serve and reduce healthcare costs.

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Forward Looking Statements

This news release and oral statements made from time to time by our executive officers may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate.  We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.

A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following: risks and uncertainties related to whether Universal American will consummate the offering and share repurchases, including the final terms of the notes,  the offering, and share repurchases;  the pending sales of our Traditional Insurance business and Total Care Medicaid business are each subject to numerous closing conditions and there can be no assurance that either transaction will ultimately be consummated; the impact of the Centers for Medicare and Medicaid Services’ (“CMS”) final Medicare Advantage reimbursement rates for calendar year 2017 could have a material adverse effect on Universal American’s MA business; we are subject to extensive government regulation and the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on Universal American, including with respect to False Claims Act matters or Risk Adjustment Data Validation (“RADV”) audits; the results of the 2016 presidential election, the Affordable Care Act and subsequent rules promulgated by CMS could have a material adverse effect on our opportunities for growth and our financial results; we are investing significant capital and management attention in new and unproven business opportunities, including our Accountable Care Organizations (“ACOs”), where we will begin to take two-sided risk in 2016, that may not be profitable; we may experience higher than expected medical loss ratios or lower revenues, especially with our new members in our Northeast markets, which could materially adversely affect our results of operations; If we are unable to develop and maintain satisfactory relationships with the providers of care to our members and ACO beneficiaries, our business and overall profitability could be materially adversely affected;  if we fail to design and price our products properly and competitively or if the premiums and fees we charge are insufficient to cover the cost of health care services delivered to our members, our profitability may be materially adversely affected; our significant shareholders may have interests that are different than other shareholders and may sell or distribute their stock which could cause the price of our stock to decline; changes in governmental regulation or legislative reform could increase our costs of doing business and adversely affect our profitability; reductions in funding for Medicare programs could materially reduce our profitability; failure to reduce our operating and corporate costs could have a material adverse effect on our financial position, results of operations and cash flows; we may not be able to maintain or improve our CMS Star ratings which may cause certain of our plans to receive less bonuses or rebates than our competitors; changes in governmental regulation or legislative reform, including the impact of Sequestration, could reduce our revenues, increase our costs of doing business and adversely affect our profitability; a substantial portion of our revenues are tied to our Medicare businesses and regulated by CMS and if our government contracts are not renewed or are terminated, our business could be substantially impaired; we no longer sell long-term care insurance and the premiums that we charge for the long-term care policies that remain in force may not be adequate to cover the claims expenses that we incur; any failure by us to manage our operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm our financial results, business and prospects; we could be subject to a cyber-attack or similar network breach that could damage our reputation and have a material adverse effect.  Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Universal American.

All forward-looking statements included in this release are based upon information available to Universal American as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

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CONTACT:	- OR-	INVESTOR RELATIONS COUNSEL:
Adam C. Thackery		The Equity Group Inc.
Chief Financial Officer (914) 597-2939		www.theequitygroup.com
Fred Buonocore (212) 836-9607
Linda Latman (212) 836-9609